UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2008

State Street Corporation
(Exact name of registrant as specified in its charter)
Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code:	(617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements as defined by United States securities laws, including statements about State Street Corporation’s goals and expectations, the financial outlook and business environment. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing State Street's expectations or beliefs as of any date subsequent to the date of this report.

Important factors that may affect future results and outcomes include:

  State Street's ability to integrate acquisitions into its business, including the acquisition of Investors Financial Services Corp.;
  the level and volatility of interest rates, particularly in the U.S., Europe and the Asia/Pacific region; the performance and volatility of securities, currency and other markets in the U.S. and internationally; and economic conditions and monetary and other governmental actions designed to address those conditions;
  the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities, including asset-backed commercial paper; and the liquidity requirements of State Street’s customers;
  State Street’s ability to measure the fair value of securities in its investment securities portfolio, particularly given current market conditions for many of those securities;
  the credit quality and credit agency ratings of the securities in State Street’s investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss;
  State Street's ability to attract non-interest bearing deposits and other low-cost funds;
  the possibility that changes in market conditions, asset performance or accounting standards may require any off-balance sheet activities, including State Street’s asset-backed commercial paper conduits, to be consolidated into its financial statements, requiring recognition of associated losses, if any;
  the results of litigation and similar disputes and, in particular, the effect that current or potential litigation may have on State Street’s reputation and that of State Street Global Advisors (“SSgA”) and State Street’s ability to attract and retain customers; and the possibility that the ultimate costs of the legal exposure associated with certain of SSgA’s actively managed fixed-income strategies may exceed or be below the level of the related reserve, in view of the uncertainties of the timing and outcome of litigation, and the amounts involved;

  the possibility of further developments of the nature that previously gave rise to the legal exposure associated with certain of SSgA’s actively managed fixed-income and other investment strategies;
  the performance and demand for the investment products State Street offers;
  the competitive environment in which State Street operates;
  the enactment of legislation and changes in regulation and enforcement that impact State Street and its customers, as well as the effects of legal and regulatory proceedings, including litigation;
  State Street's ability to continue to grow revenue, control expenses and attract the capital necessary to achieve its business goals and comply with regulatory requirements;
  State Street's ability to manage systemic risks and control operating risks;
  State Street’s ability to obtain quality and timely services from third parties with which it contracts;
  trends in the globalization of investment activity and the growth on a worldwide basis in financial assets;
  trends in governmental and corporate pension plans and savings rates;
  changes in accounting standards and practices, including changes in the interpretation of existing standards, that impact State Street's consolidated financial statements; and
  changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that impact the amount of taxes due.

Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in State Street's 2007 Annual Report on Form 10-K and its subsequent SEC filings, including, in particular, its Current Report on Form 8-K dated June 2, 2008. State Street encourages investors to read these filings, particularly the sections on risk factors, and its subsequent SEC filings for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this report speak only as of the date hereof, July 15, 2008, and State Street does not undertake efforts to revise those forward-looking statements to reflect events after this date.

Item 2.02.          Results of Operations and Financial Condition.

On July 15, 2008, State Street Corporation issued a news release announcing its results of operations and related financial information for the second quarter of 2008.  A copy of that news release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

In addition, copies of slide presentations pertaining to State Street-sponsored asset-backed commercial paper conduits and State Street’s investment securities portfolio, which were made available in connection with the investor conference call referenced in the July15, 2008 news release, are furnished herewith as Exhibits 99.2 and 99.3 and are incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

State Street Corporation’s news release dated July 15, 2008, announcing second quarter 2008 results of operations and related financial information, is furnished herewith as Exhibit 99.1, and its slide presentations pertaining to State Street-sponsored asset-backed commercial paper conduits and State Street’s investment securities portfolio, which were made available in connection with the investor conference call referenced in the July 15, 2008 news release, are furnished herewith as Exhibits 99.2 and 99.3.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ James J. Malerba
		Name:	James J. Malerba
		Title:	Executive Vice President and
Corporate Controller

Date:	July 15, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release dated July 15, 2008, announcing second quarter 2008 results of operations and related financial information.

99.2	Slide presentation pertaining to State Street-sponsored asset-backed commercial paper conduits as of June 30, 2008.

99.3	Slide presentation pertaining to State Street’s investment securities portfolio as of June 30, 2008.